Filed pursuant to Rule 497(k)
Filed pursuant to Rule 497(e)
1933 Act File No. 333-12745
1940 Act File No. 811-07831

FMI Funds, Inc.

FMI International Fund

Investor Class FMIJX / Institutional Class FMIYX

March 17, 2017

Supplement to the Prospectus and Summary Prospectus
dated January 31, 2017

FMI International Fund (the “Fund”) to be Closed to New Investors

Effective April 30, 2017, the Fund will be closed to new investors.  Except as indicated below, after April 30, 2017, only investors of the Fund on April 30, 2017, whether owning shares of record or through a processing intermediary, are eligible to purchase shares of the Fund.  Exceptions include:

▪
Participants in an employee retirement plan for which the Fund is an eligible investment alternative and whose records are maintained by a processing intermediary having an agreement with the Fund in effect on April 30, 2017.

▪	Clients of a financial adviser or planner who had client assets invested in the Fund on April 30, 2017.

▪
Employees, officers and directors of the Fund or Fiduciary Management, Inc., the investment adviser to the Fund (referred to as the “Adviser”), and members of their immediate families (namely, spouses, siblings, parents, children and grandchildren).

▪
Firms having an existing business relationship with the Adviser, whose investment the officers of the Fund determine, in their sole discretion, would not adversely affect the Adviser’s ability to manage the Fund effectively.

▪	An investment in the Fund that officers of the Fund determine, in their sole discretion, would not adversely affect the Adviser’s ability to manage the Fund effectively.

The Fund reserves the right, at any time, to re-open or modify the extent to which the future sales of shares are limited.

In connection with the closing of the Fund, the discussion on “Exchanging Shares” on page 33 of the Prospectus is deleted and replaced in its entirety with the following:

EXCHANGING SHARES

Shares of a Fund may be exchanged for shares of any other Fund or for the First American Retail Prime Obligations Fund, subject to minimum purchase requirements:

•	FMI Large Cap Fund

•	FMI Common Stock Fund

•	FMI International Fund (must be an existing shareholder of the FMI International Fund, as the Fund is closed to new investors)

•	First American Retail Prime Obligations Fund

at the relative net asset values.  An affiliate of USBFS advises the First American Retail Prime Obligations Fund.  This is a money market mutual fund offered to respond to changes in your goals or market conditions.  Neither USBFS nor First American Retail Prime Obligations Fund is affiliated with the Funds nor the Adviser.  You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.  The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.  Exchanges may be authorized by telephone unless the option was declined on the account application.

How to Exchange Shares

1.
Read this Prospectus (and the current prospectus for the fund for which shares are to be exchanged) carefully.  (Please note that the FMI International Fund is currently closed to new investors, subject to certain limited exceptions as set forth above.)

2.
Determine the number of shares you want to exchange keeping in mind that exchanges to open a new account are subject to a $1,000 minimum ($2,500 with regard to the FMI International Fund and the First American Retail Prime Obligations Fund) for Investor Class shares and a $100,000 minimum for Institutional Class shares.

3.	Write to FMI Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Once a telephone transaction has been placed, it cannot be canceled or modified.

Call the transfer agent at 1-800-811-5311 to obtain the necessary exchange authorization forms and the First American Retail Prime Obligations Fund Prospectus.  This exchange privilege does not constitute an offering or recommendation on the part of the FMI Funds or the Adviser of an investment in any of the foregoing mutual funds.

*******

The date of this Supplement is March 17, 2017.

Please retain this Supplement for future reference.